SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 14, 1998

                                  PRIMEDIA Inc.
------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Delaware                           1-11106             13-3647573
------------------------------------------------------------------------
  (State or other jurisdiction of   (Commission       (I.R.S. Employer
  incorporation or organization)     File Number)     Identification No.)

  745 Fifth Avenue, New York, New York                  10151
------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (212) 745-0100
                                                        ---------------

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

     (a)  On  August 14,  1998,  PRIMEDIA  Holdings  III  Inc.  ("Seller"),   a
wholly-owned subsidiary of PRIMEDIA Inc. ("Company"), sold the stock of the Daily Racing Form, Inc. ("DRF"), and its two wholly-owned subsidiaries, DRF Finance, Inc. and Daily Racing Form of Canada, Ltd. (DRF, together with its subsidiaries, "The Daily Racing Form") to DRF Acquisition LLC. The total consideration received by Seller for The Daily Racing Form was $40,125,000.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (b) Pro forma financial information.
            --------------------------------

An introduction to the pro forma consolidated financial statements is attached as page 3. The unaudited pro forma statements of consolidated operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 and an unaudited pro forma consolidated balance sheet at June 30, 1998, along with a description of all pro forma adjustments, are attached as pages 4 through 7.

                UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The unaudited pro forma statements of consolidated operations for the six months ended June 30, 1998 and for the year ended December 31, 1997 give effect to the disposition of The Daily Racing Form as if it had occurred on January 1, 1997. The unaudited pro forma consolidated balance sheet at June 30, 1998 gives effect to the disposition of The Daily Racing Form as if it had occurred on June 30, 1998.

The Company believes the accounting used for the pro forma adjustments provides a reasonable basis on which to present the pro forma consolidated financial data. The pro forma statements of consolidated operations and pro forma consolidated balance sheet are unaudited and were derived by adjusting the historical consolidated financial statements of the Company. THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS ARE PROVIDED FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO BE INDICATIVE OF THE COMPANY'S CONSOLIDATED RESULTS OF OPERATIONS OR CONSOLIDATED FINANCIAL POSITION HAD THE TRANSACTION BEEN CONSUMMATED ON THE DATES ASSUMED AND DO NOT PROJECT THE COMPANY'S CONSOLIDATED RESULTS OF OPERATIONS OR CONSOLIDATED FINANCIAL POSITION FOR ANY FUTURE DATE OR PERIOD.

The unaudited pro forma consolidated financial statements and accompanying notes thereto should be read in conjunction with the historical consolidated financial statements of the Company and the notes thereto included elsewhere in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1998 and in the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

                         PRIMEDIA INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS
                     FOR  THE  SIX  MONTHS  ENDED  JUNE  30,  1998
                (dollars in thousands, except per share amounts)


                                                                            Pro Forma          Pro Forma
                                                             Historical    Adjustments       Consolidated
                                                            ------------  --------------   ----------------
Sales, net:
      Specialty Magazines                                    $  441,574     $             $     441,574
      Education                                                 143,466                         143,466
      Information                                               149,996       (26,557) (1)      123,439
                                                              ----------     ---------     -------------
Total sales, net                                                735,036       (26,557)          708,479
Operating costs and expenses:
      Cost of goods sold                                        170,624        (7,457) (1)      163,167
      Marketing and selling                                     130,861          (773) (1)      130,088
      Distribution, circulation and fulfillment                 128,710        (3,761) (1)      124,949
      Editorial                                                  70,338        (4,692) (1)       65,646
      Other general expenses                                     76,696        (6,007) (1)       70,689
      Corporate administrative expenses                          13,222                          13,222
      Depreciation and amortization of prepublication costs,
          property and equipment                                 19,011                          19,011
      Gain on the sale of business, net and other                (1,849)                         (1,849)
      Amortization of intangible assets, excess of purchase
          price over net assets acquired and other               74,727                          74,727
                                                              ----------     ---------     -------------
Operating income (loss)                                          52,696        (3,867)           48,829
Other income (expense):
      Interest expense                                          (67,792)        1,431 (2)       (66,361)
      Amortization of deferred financing costs                   (1,585)                         (1,585)
      Other, net                                                   (276)                           (276)
                                                              ----------     ---------     -------------
Net loss                                                        (16,957)       (2,436)          (19,393)
Preferred stock dividends:
      Cash                                                      (27,546)                        (27,546)
      Series B Preferred Stock redemption premium                (9,141)                         (9,141)
                                                              ----------     ---------     -------------
Loss applicable to common shareholders                       $  (53,644)    $  (2,436)    $     (56,080)
                                                              ==========     =========     =============
Pro forma basic and diluted loss applicable to common
      shareholders per common share                                                       $        (.40)
                                                                                           =============
Pro forma basic and diluted common shares outstanding                                       140,173,171
                                                                                           =============



          See notes to unaudited pro forma consolidated financial data.

                         PRIMEDIA INC. AND SUBSIDIARIES
             UNAUDITED PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS
                      FOR  THE  YEAR  ENDED   DECEMBER  31,  1997
                (dollars in thousands, except per share amounts)


                                                                                         Pro Forma             Pro Forma
                                                                     Historical         Adjustments          Consolidated
                                                                    -------------     ---------------       ---------------
Sales, net (4):
      Specialty Magazines                                         $      759,591    $                     $        759,591
      Education                                                          434,160                                   434,160
      Information                                                        293,844             (56,399)(1)           237,445
                                                                    -------------     ---------------       ---------------
Total sales, net                                                       1,487,595             (56,399)            1,431,196
Operating costs and expenses:
      Cost of goods sold                                                 341,879             (15,204) (1)          326,675
      Marketing and selling                                              271,351              (2,182) (1)          269,169
      Distribution, circulation and fulfillment                          262,151              (7,939) (1)          254,212
      Editorial                                                          120,952             (11,713) (1)          109,239
      Other general expenses                                             163,705             (12,725) (1)          150,980
      Corporate administrative expenses                                   25,545                                    25,545
      Depreciation and amortization of prepublication costs,
         property and equipment                                           37,334                (460) (1)           36,874
      Provision for loss on the sales of businesses and other,
         net                                                             138,640            (122,670) (1)           15,970
      Amortization of intangible assets, excess of purchase
         price over net assets acquired and other                        146,831              (1,247) (1)          145,584
                                                                    -------------     ---------------       ---------------
Operating income (loss)                                                  (20,793)            117,741                96,948
Other income (expense):
      Interest expense                                                  (136,625)              3,152  (2)         (133,473)
      Amortization of deferred financing costs                            (3,071)                                   (3,071)
      Other, net                                                           1,365                                     1,365
                                                                    -------------     ---------------       ---------------
Income (loss) before income tax benefit and extraordinary
      charge                                                            (159,124)            120,893               (38,231)
Income tax benefit - carryback claim                                       1,685                                     1,685
                                                                    -------------     ---------------       ---------------
Income (loss) before extraordinary charge                               (157,439)            120,893               (36,546)
Extraordinary charge - extinguishment of debt                            (15,401)             15,401  (3)                -
                                                                    -------------     ---------------       ---------------
Net income (loss)                                                       (172,840)            136,294               (36,546)
Preferred stock dividends:
      Cash                                                               (45,305)                                  (45,305)
      Non-cash dividends in kind                                          (4,451)                                   (4,451)
      Senior Preferred Stock redemption premium                           (5,800)                                   (5,800)
      Dividend accrual                                                    (9,517)                                   (9,517)
                                                                    -------------     ---------------       ---------------
Income (loss) applicable to common shareholders                   $     (237,913)   $        136,294      $       (101,619)
                                                                    =============     ===============       ===============
Pro forma basic and diluted loss applicable to common
      shareholders per common share                                                                       $           (.79)
                                                                                                            ===============
Pro forma basic and diluted common shares outstanding                                                          129,304,900
                                                                                                            ===============


          See notes to unaudited pro forma consolidated financial data.

                         PRIMEDIA INC. AND SUBSIDIARIES
                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                AT JUNE 30, 1998
                             (dollars in thousands)


                                                                                          Pro Forma             Pro Forma
ASSETS                                                                 Historical        Adjustments          Consolidated
                                                                      -------------    ----------------     ---------------
Current assets:
     Cash and cash equivalents                                      $       20,863   $                    $         20,863
     Accounts receivable, net                                              206,211                                 206,211
     Inventories, net                                                       36,786                                  36,786
     Net assets held for sale                                               23,900           (23,900) (1)                -
     Prepaid expenses and other                                             38,489                                  38,489
                                                                      -------------    --------------       ---------------
         Total current assets                                              326,249           (23,900)              302,349

     Property and equipment, net                                           121,135                                 121,135
     Other intangible assets, net                                          781,792                                 781,792
     Excess of purchase price over net assets acquired, net              1,261,008                               1,261,008
     Deferred income tax asset, net                                        176,200                                 176,200
     Other non-current assets                                              112,824                                 112,824
                                                                      -------------    --------------       ---------------
                                                                    $    2,779,208   $       (23,900)     $      2,755,308
                                                                      =============    ==============       ===============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
     Accounts payable                                               $       76,832   $                    $         76,832
     Accrued interest payable                                               21,462                                  21,462
     Accrued expenses and other                                            201,615                                 201,615
     Deferred revenues                                                     170,506                                 170,506
     Current maturities of long-term debt                                   22,167                                  22,167
                                                                      -------------                         ---------------
         Total current liabilities                                         492,582                                 492,582
                                                                      -------------                         ---------------

Long-term debt                                                           1,689,526           (40,125) (2)        1,649,401
                                                                      -------------    --------------       ---------------
Other non-current liabilities                                               61,637                                  61,637
                                                                      -------------                         ---------------
Exchangeable preferred stock                                               557,448                                 557,448
                                                                      -------------                         ---------------

Common stock subject to redemption                                           4,274                                   4,274
                                                                      -------------                         ---------------
Shareholders' equity (deficiency):
     Common stock                                                            1,451                                   1,451
     Additional paid-in capital                                            978,215                                 978,215
     Accumulated deficit                                                  (982,655)           16,225 (5)          (966,430)
     Accumulated other comprehensive loss                                   (1,557)                                 (1,557)
     Common stock in treasury, at cost                                     (21,713)                                (21,713)
                                                                      -------------    --------------       ---------------
         Total shareholders' equity (deficiency)                           (26,259)           16,225               (10,034)
                                                                      -------------    --------------       ---------------
                                                                    $    2,779,208   $       (23,900)     $      2,755,308
                                                                      =============    ==============       ===============


          See notes to unaudited pro forma consolidated financial data.

            Notes to Unaudited Pro Forma Consolidated Financial Data
                             (dollars in thousands)

(1) Represents the elimination of the results of operations and financial position of The Daily Racing Form.

(2) Reflects the reduction in long-term debt and related interest expense as a result of the reduced level of borrowings under the bank credit facilities from the application of the proceeds on the disposition of The Daily Racing Form. The adjustments to interest expense reflect weighted average interest rates of 6.83% and 7.11% for the six months ended June 30, 1998 and for the year ended December 31, 1997, respectively.

(3) Reflects the elimination of the extraordinary charge on the extinguishment of debt.

(4) In the first quarter of 1998, the Company reclassified certain businesses from the information segment to the education and specialty magazines segments. Accordingly, sales for the year ended December 31, 1997 have been restated to reflect the new classifications.

(5) Reflects the excess of the proceeds over the carrying value of The Daily Racing Form.

                                   SIGNATURE
                                   ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PRIMEDIA Inc.
                                  (Registrant)


Date: August 31, 1998              /s/   Beverly C. Chell
      ---------------              ----------------------------------
                                   (Signature)
                                    Vice Chairman, Secretary and Director